UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 17, 2007

                                 INVESTOOLS INC.
              Exact Name of Registrant as Specified in its Charter

       DELAWARE                     000-52012                   76-0685039
State of Incorporation or    (Commission File Number)        (I.R.S. Employer
     Organization                                           Identification No.)

   13947 SOUTH MINUTEMAN DRIVE, DRAPER, UTAH                      84020
     Address of Principal Executive Offices                      Zip Code

                                 (801) 816-6918
                         Registrant's telephone number,
                               including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

         On January 17, 2007, Investools Inc., a Delaware corporation ("Investools"), issued the press release attached hereto as Exhibit 99.1 in which Investools announced that its stockholders voted to approve the issuance of shares of Investools common stock in connection with the proposed merger of thinkorswim Group, Inc., a Delaware corporation, with a wholly-owned subsidiary of Investools, and to approve the amendments to Investools' certificate of incorporation and 2001 Stock Option Plan, at a special meeting of Investools' stockholders.


Item 9.01.  Financial Statements and Exhibits.

        (c)      Exhibits.

                 99.1    Press Release, dated January 17, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                INVESTOOLS INC.


                                                By: /s/Ida K. Kane
                                                    ----------------------------
                                                       Ida K. Kane
                                                       Chief Financial Officer

Dated: January 17, 2007




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                                  EXHIBIT INDEX

No.                                  Description
--------  ----------------------------------------------------------------------
99.1      Press Release, dated January 17, 2007.